UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2019, Newgioco Group, Inc. (the “Company”) entered into: (i) an Exchange Agreement with Michele Ciavarella, the Company’s Chief Executive Officer, to exchange $500,000 of accrued salary owed to him by the Company for services performed during prior years for 1,000,000 shares of the Company’s common stock (the “Ciavarella Exchange Agreement”); (ii) an Exchange Agreement with Gold Street Capital Corp., a company beneficially owned by Gilda Ciavarella, the spouse of Michele Ciavarella, to exchange $48,508 of accounts payables owed to it by the Company in respect of certain expenses incurred by Gold Street Capital Corp. on its behalf for 121,570 shares of the Company’s common stock (the “Gold Street Exchange Agreement”); and (iii) an Exchange Agreement with Braydon Capital Corp., a company beneficially owned by Claudio Ciavarella, a sibling of Michele Ciavarella, to exchange $457,460.77 of outstanding indebtedness owed to it for loans made by Braydon Capital Corp. to the Company for 1,143,652 shares of the Company’s common stock (the “Braydon Exchange Agreement”).

The foregoing descriptions of the terms of the Ciavarella Exchange Agreement, Gold Street Exchange Agreement and Braydon Exchange Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Ciavarella Exchange Agreement, Gold Street Exchange Agreement and Braydon Exchange Agreement, copies of each of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The shares of the Company’s common stock were issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The recipients have represented that they were was an “accredited investor,” as defined in Regulation D, and were acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

10.1	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Michele Ciavarella.

10.2	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Gold Street Capital Corp.

10.3	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Braydon Capital Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2019	NEWGIOCO GROUP, INC.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer

EXHIBIT INDEX

10.1	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Michele Ciavarella.

10.2	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Gold Street Capital Corp.

10.3	Exchange Agreement, dated September 4, 2019, by and between Newgioco Group. Inc. and Braydon Capital Corp.